Pruco Life Insurance Company	Jordan K. Thomsen Vice President and Corporate Counsel Pruco Life Insurance Company 213 Washington Street Newark, NJ 07102 (973) 802-4193 jordan.thomsen@prudential.com March 9, 2023

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    Pruco Life Insurance Company (“Depositor”)
Pruco Life PRUvider Variable Appreciable Account (“Registrant”) (File No. 811-07040)

Dear Commissioners:

Pruco Life Insurance Company (“We”), on behalf of the Registrant, has transmitted to contract owners the annual reports for the underlying funds for the period ending December 31, 2022.

Fund Company	1940 Act Registration No.
The Prudential Series Fund, Inc.	811-03623

We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (973) 802-4193.

Sincerely,

/s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR